Exhibit 31.1

         CERTIFICATION PURSUANT TO RULE 13a-14a or Rule 15d-14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT
                TO SECTION 302 OF THE SARBANES-0XLEY ACT OF 2002

I, Edward C. Levine, President/Chief Financial Officer of the Registrant, OCG Technology, Inc. hereby certify that:

          1) I have reviewed this quarterly Form 10-QSB for the period ending December 31, 2003 of OCG Technology, Inc.;

          2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

          3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this quarterly report;

          4) I am solely responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a - 15(f) and 15d- 15(f)) for the Registrant and I have:

               a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report was prepared;

               b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting procedures;

               c) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this quarterly report based on such evaluation; and

               d) disclosed in this quarterly report any change in the Registrant's internal control over financial reporting that occurred during the period ending December 31, 2003 that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

          5) I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Registrant's auditors and the audit committee of the Registrant's board of directors (or persons performing the equivalent function):

               a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

               b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.


Date: February 14, 2004
      -----------------

                                       By: /s/ EDWARD C. LEVINE
                                           ---------------------------------
                                           Edward C. Levine, President/Chief
                                           Financial Officer


                                       16